UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2013

L3 CORP.
(Exact name of registrant as specified in its charter)

Delaware	333-178482	30-0693512
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification Number)

52 Grand View Lane
Bellingham, WA  98229
 (Address of principal executive offices) (zip code)

(360) 393-4190
(Registrant's telephone number, including area code)

____________________________________________________
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 26, 2013, L3 Corp. issued an 18% unsecured demand promissory note in the principal amount of $100,000 to an investor (the “Note”). The Note may be prepaid, in whole or in part, at any time without penalty.

Item 9.01.  Financial Statements and Exhibits.

Exhibit number and exhibit title

Exhibit No.	Description
10.1	Form of Note

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L3 CORP.

Dated: March 5, 2013	By:	/s/ Kent Ausburn
Kent Ausburn Director, Chief Executive Officer, Chief Financial Officer, Secretary and Treasurer (Director, Principal Executive and Principal Financial and Accounting Officer)

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